Exhibit 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
OF
SUNCOKE ENERGY, INC.
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of SunCoke Energy, Inc. (the “Company”) for the fiscal quarter ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Katherine T. Gates, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

/s/ Katherine T. Gates
Katherine T. Gates
President and Chief Executive Officer
(Principal Executive Officer)
July 30, 2026